UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 15, 2005
                                  -------------
                                (Date of report)

                        Cedric Kushner Promotions, Inc.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                    0-25563                  65-0648808
       --------                    -------                  ----------
(State of Incorporation)   (Commission File Number)      (IRS Employer ID)


                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019
                    (Address of principal executive offices)


                                 (212) 755-1944
                        (Registrant's telephone number,
                              including area code)


                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification to Rights of Security Holders.

     On June 15, 2005, we entered into a Conversion Agreement (the "Conversion Agreement") with a certain holder of our 10% $525,000 principal amount promissory notes dated May 19, 2003 to September 25, 2003 (the "Notes"), which we were previously in default upon the payment of principal and interest thereunder. Pursuant to the Conversion Agreement, the holder agreed to convert the entire principal amount and interest payable under the Notes as of June 15, 2005 into shares of our common stock, par value $.01 per share (the "Common Stock"), at a conversion price equal to $.30 per share. Accordingly, the holder delivered a notice of conversion to us upon execution of the Conversion Agreement in which the holder converted the entire balance payable under the Notes in the aggregate amount of $625,418.88 into an aggregate of 2,084,730 shares of Common Stock.

     The aforementioned shares of Common Stock were issued in reliance upon the exemption afforded by the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not  applicable.

(b)  Pro forma financial information.

     Not  applicable.

(c)  Exhibits.

Exhibit
Number                             Description
--------------------------------------------------------------------------------
4.1            Form of Conversion Agreement dated as of June 15, 2005.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Cedric Kushner Promotions, Inc. (Registrant)

June 21, 2005

                            /s/ Cedric Kushner
                                --------------
                            By: Cedric Kushner
                                President



e